UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  June 6, 2006


                            AMERICAN CONSUMERS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Georgia                  0-5815                   58-1033765
           -------                  ------                   ----------
       (State or other            (Commission             (I.R.S. Employer
        jurisdiction              File Number)           Identification No.)
      of incorporation)


     55 Hannah Way, Rossville, Georgia                             30741
  ----------------------------------------                         -----
  (Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code:  (706) 861-3347

                                      N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On June 6, 2006, American Consumers, Inc. (the "Company") exercised an option to extend the lease on our LaFayette, Georgia grocery store location (the "LaFayette Lease") for an additional five year term, running from February 1, 2007 through January 31, 2012, at a monthly rental equal to a new base rate of $5,979.17, plus additional percentage rents if sales at the location exceed prescribed thresholds and the Company's pro-rata share of any property tax increases, all as set forth in more detail in the LaFayette Lease. The Company has one additional five year renewal option which, should we elect to exercise it, would extend the term from February 1, 2012 through January 31, 2017 with a further increase in monthly rent. A copy of the LaFayette Lease has been previously filed by the Company and is incorporated herein by reference as an exhibit to this Report, as set forth below. The foregoing description of the Company's financial obligations pursuant to the LaFayette Lease, as extended, is qualified by reference to the full text of such exhibit.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)  The following Exhibits are filed pursuant to Item 9(d) of this Report:

     Exhibit No.  Description
     -----------  -----------

     10.2 Lease Agreement, dated February 25, 1992, for the Company's LaFayette, Georgia location. Incorporated by reference to
                  Exhibit 10(f) to the Company's Annual Report on Form 10-K for the year ended May 29, 1993 (SEC File No. 0-5815).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 9, 2006                     AMERICAN CONSUMERS, INC.


                                        By:  /s/ Michael A. Richardson
                                           --------------------------------
                                           Michael A. Richardson
                                           Chief Executive Officer

                                        By:  /s/ Paul R. Cook
                                           --------------------------------
                                           Paul R. Cook
                                           Chief Financial Officer